UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2007
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1001269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California	92708
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
          Item 1.01. Entry into a Material Definitive Agreement
          To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
          Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          To the extent required by Item 2.03 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.03.
          Item 8.01. Other Events
          On December 12, 2007, the Registrant issued an unsecured Promissory Note in the principal amount of $100,000 (the “Note”) to Pandora Select Partners, L.P., a British Virgin Islands limited partnership, an affiliate of Whitebox Advisors, LLC. The form of the Note is filed as an exhibit to this Current Report and, upon such filing, is hereby incorporated by reference into this Item 8.01.
          The principal balance hereof shall bear a one-time interest charge of Two Thousand Dollars ($2000) (the “Interest Charge”). The principal and Interest Charge is due and payable on or before January 13, 2008. Registrant may prepay this Note at any time in its sole and absolute discretion; provided that the Interest Charge shall remain due and payable in full regardless of any such prepayment.
          Registrant has entered into prior debt and equity financings with affiliates of Whitebox Advisors, LLC (the “Prior Whitebox Financings”) as disclosed by Registrant in its reports filed with the SEC under the Exchange Act.
Section 9 — Financial Statements and Exhibits
          Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable
          Exhibit Index
(c)	Exhibits.

EX-99.1	Form of Promissory Note, dated December 12, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC.

(Registrant)

Date: December 17, 2007
/s/ David Teckman

David Teckman
President and Chief Executive Officer